Exhibit 10.16.3
AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT
     THIS AMENDMENT (this “Amendment”) is entered into as of May 24, 2005 by and among:
     (a) RPM Funding Corporation, a Delaware corporation (“Seller”),
     (b) RPM International Inc., a Delaware corporation (“RPM- Delaware”),
     (c) Jupiter Securitization Corporation, a Delaware corporation (“Jupiter” or a “Conduit”), and Blue Ridge Asset Funding Corporation, a Delaware corporation (“Blue Ridge” or a “Conduit”),
     (d) Wachovia Bank, National Association, a national banking association, individually (“Wachovia” or a “Liquidity Bank” and, together with Blue Ridge, the “Blue Ridge Group”), and as a co-agent (a “Co-Agent”), and
     (e) JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), individually (“JPMorgan Chase” or a “Liquidity Bank” and, together with Jupiter, the “Jupiter Group”), as a co-agent (a “Co- Agent”) and as administrative agent the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”), with respect to the Receivables Purchase Agreement dated as of June 6, 2002 by and among the Seller, RPM-Delaware, the Jupiter Group, the Blue Ridge Group, and the Agents, as heretofore amended from time to time (the “RPA”).
Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the RPA.
W I T N E S S E T H:
     WHEREAS, the parties wish to amend the RPA as hereinafter set forth.
             NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments.
     1.1. All references in the RPA to “Jupiter Securitization Corporation” and “Jupiter” (whether alone or as part of another defined term) are hereby replaced with “Blue Ridge Asset Funding Corporation” and “Blue Ridge,” respectively. From and after effectiveness of this Amendment in accordance with Section 4 below: (a) Blue Ridge hereby assumes all of Jupiter’s rights and obligations (if any) under the Transaction Documents, (b) Jupiter is hereby released from further obligation under the Transaction Documents, (c) Jupiter shall no longer be required to consent to or be a party to any amendment to or waiver or restatement of any Transaction Document, and (d) Seller and RPM are hereby released from further obligation under the Transaction Documents to the Jupiter Agent and the members of the Jupiter Group except that the rights and remedies of the Jupiter Agent and the Jupiter Group with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification and payment provisions of Article X of the RPA and Sections 14.5 and 14.6 of the RPA shall be continuing and shall survive effectiveness of this Amendment and any subsequent termination of the RPA.
     1.2. All references in the RPA to “Bank One, NA” and “Bank One” are hereby replaced with “Wachovia Bank, National Association” and “Wachovia,” respectively. From and after effectiveness of this Amendment in accordance with Section 4 below: (a) Wachovia hereby assumes all of JPMorgan Chase’s rights and obligations under the Transaction Documents (including, without limitation, JPMorgan Chase’s Commitment as a Liquidity Bank and its rights and obligations as the Administrative Agent), (b) JPMorgan Chase is hereby released from further obligation under the Transaction Documents, and (c) JPMorgan Chase shall no longer be required to consent to or be a party to any amendment to or waiver or restatement of any Transaction Document.
     1.3. The definition of “Liquidity Termination Date” is hereby amended and restated (solely as to the Blue Ridge Group) to read as follows:
     “Liquidity Termination Date” means August 26, 2005.
     1.4. The definition of “Facility Termination Date” is hereby amended and restated (solely as to the Blue Ridge Group) to read as follows:
     “Facility Termination Date” means the earlier of (i) the Liquidity Termination Date, and (ii) the Amortization Date.
     2. Reaffirmation of Performance Undertaking. RPM-Delaware hereby ratifies the Performance Undertaking and confirms that its obligations thereunder remain in full force and effect.
     3. Representations. In order to induce the Agents and the Purchasers to agree to this Amendment, each of the Seller Parties hereby represents and warrants that (a) the representations and warranties set forth in Section 5.1 of the RPA (other than Section 5.1(m)) are true and correct on and as of the date hereof, and (b) no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.

             4. Conditions Precedent. This Amendment will become effective as of the date first above written upon satisfaction of each of the following conditions precedent:
     (a) receipt by each of the Agents of executed counterparts of this Amendment, duly executed by each of the parties hereto;
     (b) execution and delivery by Wachovia and Blue Ridge of an amendment to the Blue Ridge Liquidity Agreement to increase the aggregate commitment thereunder to $127,500,000;
     (c) execution and delivery by Wachovia and each of the parties to the Collection Account Agreement with National City Bank dated June 6, 2002 of an assignment thereof in favor of Wachovia as the successor Administrative Agent; and
     (d) payment of all accrued and unpaid fees under the Fee Letters and, if applicable, all accrued and unpaid CP Costs and Yield, through May 24, 2005.
Upon effectiveness of this Amendment in accordance with this Section 4, Wachovia is hereby authorized to file UCC-3 amendments with respect to all financing statements filed against any of the Originators or the Seller pursuant to the Transaction Documents reflecting Wachovia’s replacement of JPMorgan Chase as the Administrative Agent.
             5. Bankruptcy Petition. With respect to each Conduit, each of the other parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of such Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
             6. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
             7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
             8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
             9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or signatories as of the date hereof.

RPM FUNDING CORPORATION

By:	/s/ Keith R. Smiley

Name:	Keith R. Smiley
Title:	Vice President and Treasurer

RPM INTERNATIONAL INC.

By:	/s/ P. Kelly Tompkins

Name:	P. Kelly Tompkins
Title:	Secretary

JUPITER SECURITIZATION CORPORATION

By:	/s/ Maureen Marcon

Name:	Maureen Marcon
Title:	Authorized Signer

JPMORGAN CHASE BANK, N.A., individually , as Jupiter Agent And as retiring Administrative Agent

By:	/s/ Maureen Marcon

Name:	Maureen Marcon
Title:	Vice President

BLUE RIDGE ASSET FUNDING CORPORATION

By: Wachovia Capital Markets, LLC, attorney-in fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually, as Blue Ridge Agent and as successor Administrative Agent

By:	/s/ Gary G. Fleming, Jr.

Name:	Gary G. Fleming, Jr.
Title:	Director

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